Exhibit 10.5
SECURITY AGREEMENT
     This SECURITY AGREEMENT (this “Security Agreement”), dated as of February 28, 2007, is by and among the GRANTORS listed on the signature pages hereto and such PERSONS that hereafter become parties to this Security Agreement (each a “Grantor” and collectively, the “Grantors”) and CAPITALSOURCE FINANCE LLC, in its capacity as Agent for Lenders (as defined below) (in such capacity, the “Secured Party”). Capitalized terms used herein shall have the meanings ascribed to them in Section 1 below.
W I T N E S S E T H:
     A. Pursuant to that certain Credit Agreement dated as of the date hereof by and among Global Employment Solutions, Inc., a Colorado corporation (“Borrower”), Global Employment Holdings, Inc., a Delaware corporation (“Parent”), Temporary Placement Service, Inc., a Georgia corporation, Southeastern Personnel Management, Inc., a Florida corporation, Main Line Personnel Services, Inc., a Pennsylvania corporation, Friendly Advanced Software Technology, Inc., a New York corporation, Excell Personnel Services Corporation, an Illinois corporation, Southeastern Staffing, Inc., a Florida corporation, Bay HR, Inc., a Florida corporation, Southeastern Georgia HR, Inc., a Georgia corporation, Southeastern Staffing II, Inc., a Florida corporation, Southeastern Staffing III, Inc., a Florida corporation, Southeastern Staffing IV, Inc., a Florida corporation, Southeastern Staffing V, Inc., a Florida corporation, Southeastern Staffing VI, Inc., a Florida corporation, Keystone Alliance, Inc., a Florida corporation (together with the Borrower and the Parent, the “Credit Parties”), Agent, and the lenders party thereto (“Lenders”) from time to time (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified and in effect, the “Credit Agreement”), Lenders have agreed to make the Loans described therein to Borrower.
     B. As a condition precedent to Agent and Lenders entering into the Credit Agreement, and making Loans to the Borrower, Grantors are required to enter into this Security Agreement to secure the payment and performance of each Grantor’s obligations, liabilities and indebtedness arising under the Loan Documents to which each such Grantor is a party.
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. All capitalized terms used but not defined herein have the meanings given to them in the Credit Agreement or in Appendix A thereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. Whenever the context so requires, each reference to gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The following capitalized terms shall have the following meanings for purposes of this Security Agreement:
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          (a) “Account Debtor” means any Person who is obligated under an Account.
          (b) “Acknowledgement of IP Lien” means that certain Acknowledgement of Intellectual Property Collateral Lien, dated as of the date hereof, by and among Borrower, the other Grantors party thereto, and the Agent, as amended, supplemented or otherwise modified from time to time.
          (c) “Contractual Obligations” means, with respect to any Person, all of such Person’s obligations of payment and performance under any agreement, instrument, document, permit, and certificate, and all other undertakings of such Person.
          (d) “Copyright License” means, with respect to a Grantor, any and all rights now owned or hereafter acquired by such Grantor under any written agreement granting any right to use any Copyright or Copyright registration.
          (e) “Copyrights” means, with respect to a Grantor, all of the following now owned or hereafter adopted or acquired by such Grantor: (i) all copyrights and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; and (ii) all reissues, extensions or renewals thereof.
          (f) “Intellectual Property” means, with respect to a Grantor, all of such Grantor’s rights, title and interest in and to all Copyrights, Patents, Trademarks and Licenses.
          (g) “Lender Parties” means, collectively, Agent and Lenders
          (h) “Licenses” means, with respect to a Grantor, any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by such Grantor.
          (i) “Patent License” means, with respect to a Grantor, rights under any written agreement now owned or hereafter acquired by such Grantor granting any right with respect to any invention on which a Patent is in existence.
          (j) “Patents” means, with respect to a Grantor, all of the following in which such Grantor now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or any other country, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.
          (k) “Priority Permitted Liens” means Permitted Liens contemplated by and to the extent permitted under Sections 7.3(b), (d) and/or (e) of the Credit Agreement.
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          (l) “Trademark License” means, with respect to a Grantor, rights under any written agreement now owned or hereafter acquired by such Grantor granting any right to use any Trademark.
          (m) “Trademarks” means, with respect to a Grantor, all of the following now owned or hereafter adopted or acquired by such Grantor: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, internet domain names, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications (other than intent-to-use applications) in connection therewith, including registrations, recordings and applications (other than intent-to-use applications) in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (ii) all reissues, extensions or renewals thereof; and (iii) all goodwill associated with or symbolized by any of the foregoing.
          (n) “UCC jurisdiction” means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the UCC, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.
     2. Grant of Lien.
          (a) To secure the prompt and complete payment, performance and observance of all of the Obligations and all renewals, extensions, restructurings and refinancings thereof, each Grantor hereby grants, mortgages, pledges and hypothecates to Agent, for the benefit of the Lender Parties, a Lien upon all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the “Collateral”), including:
(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Documents;

(iv)	all General Intangibles (including payment intangibles and Software);

(v)	all Goods (including Inventory, Equipment and Fixtures);

(vi)	all Instruments;

(vii)	all Investment Property;
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(viii)	all Deposit Accounts, including Blocked Accounts (as defined in Section 6 below), Concentration Accounts (as defined in Section 6 below), Designated Deposit Accounts (as defined in Section 6 below) and all other bank accounts and all deposits therein;

(ix)	all money, cash and cash equivalents;

(x)	all Supporting Obligations and Letter-of-Credit Rights;

(xi)	the commercial tort claims described on Schedule VI attached hereto; and

(xii)	all Proceeds, tort claims, insurance claims and other rights to payment not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.
          (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for the benefit of the Lender Parties, a right of setoff against the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.
          (c) The foregoing notwithstanding, and with respect to the grant of Liens and security interests hereunder only, the term “Collateral” shall not include the following “Excluded Collateral”: each Grantor’s Equipment, Fixtures and General Intangibles, in each case subject to a capital lease or other agreement (A) the terms of which expressly prohibit the granting of a lien or an assignment with respect to such item and then only to the extent (i) any necessary consent shall not have been obtained, and (ii) the terms of any such capital lease or other agreement are not in contravention of Sections 9-406, 9-407 or 9-408 of the UCC, or (B) with respect to which the granting of liens and security interests therein would otherwise result in a loss of rights therein by operation of law. Each Grantor hereby represents and warrants to Agent and Lenders that (i) the failure of Agent to receive a security interest in any of the Excluded Collateral shall not result in Agent failing to have a priority security interest in a material portion of the assets and Property of the Grantors, and (ii) the Excluded Collateral, when taken as a whole, is not material to the operations, business, properties or condition of any Grantor.
          (d) The foregoing notwithstanding, the pledge of equity of any foreign Subsidiary of Borrower shall be limited to sixty-six percent (66%) of the voting equity securities of any such foreign Subsidiary, to the extent, in any such case, such guaranty or granting, or a pledge of additional equity securities, would result in material and adverse tax consequences to Borrower under Section 956 of the Code as determined by Agent and the Requisite Lenders in their Permitted Discretion.
     3. Agent’s and Lenders’ Rights; Limitations on Agent’s and Lenders’ Obligations.
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          (a) It is expressly agreed by each Grantor that, anything herein or in any other Loan Document to the contrary notwithstanding, such Grantor shall remain liable under each of its Contractual Obligations, including all Permits, to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any Contractual Obligation by reason of or arising out of this Security Agreement or any other Loan Document or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any Contractual Obligation pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contractual Obligation, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contractual Obligation, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
          (b) At any time an Event of Default has occurred and is continuing, without prior notice to any Grantor, Agent may notify Account Debtors and other Persons obligated on any of the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent, for the benefit of the Lender Parties, and upon the request of Agent after the occurrence and during the continuance of an Event of Default, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on Collateral, no Grantor shall give any contrary instructions to such Account Debtor or other Person without Agent’s prior written consent.
          (c) Without prior notice to any Grantor, Agent may, in Agent’s own name, in the name of a nominee of Agent or in the name of any Grantor, communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contractual Obligations and obligors in respect of Instruments to verify with such Persons, to Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper and/or payment intangibles.
     4. Representations and Warranties. Each Grantor represents and warrants to Agent and the other Lender Parties that:
          (a) Such Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Liens.
          (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by such Grantor in favor of Agent pursuant to this Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Liens.
          (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of financing statements naming each Grantor as “debtor,” naming Agent
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as “secured party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule I hereto, a perfected Lien in favor of Agent, for the benefit of the Lender Parties, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the UCC. Such Lien is prior to all other Liens, except Priority Permitted Liens, and is enforceable as such against any and all creditors of and purchasers from such Grantor (other than purchasers and lessees of Inventory in the ordinary course of business and non-exclusive licensees of General Intangibles in the ordinary course of business). Except as set forth in Sections 4(d), 4(f), and 4(g), all action by such Grantor necessary or reasonably desirable to protect and perfect such Lien on each item of such Collateral has been duly taken. Except as set forth in Sections 4(d) and 6(a), other than (i) filing of the necessary UCC financing statements and (ii) an Acknowledgement of IP Lien with respect to federally registered patents, trademarks and copyrights, no authorization, approval or consent is required to be obtained from any Governmental Authority or other Person for the grant of the security interest herein, the perfection thereof or the exercise by Agent of its rights and remedies hereunder.
          (d) Schedule II hereto lists all Capital Stock, Instruments, Documents, Letter of Credit Rights and Chattel Paper in which such Grantor has an interest as of the date hereof. All action by such Grantor necessary or desirable to protect and perfect the Lien of Agent on each item set forth on Schedule II (including the delivery of all originals thereof to Agent as required by Section 5(a) and the legending of all Chattel Paper as required by Section 5(b)) has been duly taken. The Lien of Agent, for the benefit of the Lender Parties, on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Liens that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from such Grantor.
          (e) Such Grantor’s name as it appears in official filings in the state of its incorporation or organization, all prior names of such Grantor during the past five (5) years, as they appeared from time to time in official filings in the state of its incorporation or organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor’s state of incorporation or organization or a statement that no such number has been issued, such Grantor’s state of organization or incorporation, the location of such Grantor’s chief executive office, principal place of business, other offices, all warehouses, consignees and processors with whom Inventory or other Collateral is stored or located and other premises where Collateral and Excluded Collateral is stored or located, and the locations of its books and records concerning the Collateral and Excluded Collateral are set forth on Schedule III hereto. Schedule III hereto also sets forth the name as it appears in official filings in the state of its incorporation or organization of any Person from whom such Grantor has acquired assets during the past five (5) years, other than assets acquired in the ordinary course of such selling Person’s business, a description of all mergers that such Grantor has been a party to during the past five (5) years, and a list of all prior locations of such Grantor during the past five (5) years. Such Grantor has only one state of incorporation or organization.
          (f) All motor vehicles owned by such Grantor as of the date hereof are listed on Schedule IV hereto, by model, model year and vehicle identification number, and, if requested by Agent with respect to any motor vehicle that is not subject to a Permitted Lien, each Grantor shall deliver to Agent motor vehicle title certificates for all such motor vehicles from
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time to time owned by such Grantor and shall cause such title certificates to be filed (with Agent’s Lien noted thereon) in the appropriate state motor vehicle filing offices.
          (g) As of the Closing Date, such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule 5.11 of the Credit Agreement. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the financing statements naming each Grantor as “debtor,” naming Agent as “secured party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule I hereto and the Acknowledgment of IP Lien with the United States Copyright Office and the United States Patent and Trademark Office, perfected Liens in favor of Agent on such Grantor’s federally registered Patents, Trademarks and Copyrights, and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from such Grantor. As of the date hereof, upon filing of the Acknowledgement of IP Lien with the United States Copyright Office and the United States Patent and Trademark Office and the filing of appropriate financing statements in the filing offices set forth on Schedule I hereto, all action necessary or reasonably desirable to protect and perfect Agent’s Lien on such Grantor’s federally registered Patents, Trademarks or Copyrights, as applicable, shall have been, or promptly after the Closing Date will be, duly taken.
     5. Covenants. Without limiting each Grantor’s covenants and agreements contained in the Credit Agreement and the other Loan Documents, each Grantor covenants and agrees with Agent, for the benefit of the Lender Parties, that:
          (a) Further Assurances; Pledge of Instruments; Chattel Paper.
               (i) At any time and from time to time, upon the written request of Agent and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem necessary or reasonably desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including using commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any Contractual Obligation, including any Permit, held by such Grantor and to enforce the security interests granted hereunder.
               (ii) Upon request by Agent, such Grantor shall deliver to Agent all Collateral consisting of negotiable Documents, certificated Capital Stock, Chattel Paper and Instruments (other than checks received and deposited by such Grantor for collection in the ordinary course of business), in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank, promptly after such Grantor receives the same; provided, that so long as no Event of Default shall have occurred and be continuing, promptly upon such Grantor’s request, Agent shall make available to such Grantor, for purposes of presentation, collection and renewal (any such arrangement to be effected, to the extent deemed appropriate by Agent, against trust receipt or like document), any Instruments, negotiable Documents and Chattel Paper previously pledged and delivered to Agent by such Grantor.
               (iii) Such Grantor shall, upon the request of Agent, (x) obtain waivers or subordinations of Liens from landlords, bailees and mortgagees, and (y) obtain signed
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acknowledgements of Agent’s Liens from bailees having possession of such Grantor’s Goods that they hold for the benefit of Agent.
               (iv) Upon request by Agent, such Grantor shall obtain authenticated letters of control from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.
               (v) As required by this Security Agreement, such Grantor shall obtain an Account Control Agreement with each bank or financial institution holding a Deposit Account for such Grantor.
               (vi) If such Grantor is or becomes the beneficiary of a letter of credit, upon Agent’s request, enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to a Deposit Account subject to an Account Control Agreement, all in form and substance satisfactory to Agent.
               (vii) Such Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the UCC and all “transferable records,” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.
               (viii) Such Grantor hereby irrevocably authorizes Agent at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor agrees to furnish any such information to the Agent promptly upon Agent’s request.
               (ix) Such Grantor shall enter into a supplement to this Security Agreement, granting to Agent a Lien in any commercial tort claim acquired by it after the date hereof.
          (b) Maintenance of Records. Such Grantor shall keep and maintain, at its own cost and expense, accurate and complete records of the Collateral and Excluded Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and Excluded Collateral and all other dealings with the Collateral and Excluded Collateral. Such Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. If such Grantor retains
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possession of any Chattel Paper or Instruments (other than checks received and deposited by such Grantor for collection in the ordinary course of business) with Agent’s consent, such Chattel Paper and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of CapitalSource Finance LLC, as Agent, for the benefit of certain Lenders.”
          (c) Covenants Regarding Patent, Trademark and Copyright Collateral.
               (i) Promptly upon receipt, Grantor shall give the Secured Party copies of all registration and filings with respect to its Intellectual Property. In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, such Grantor shall execute and deliver any and all patent security agreements, copyright security agreements or trademark security agreements as Agent may request to evidence Agent’s Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.
               (ii) Such Grantor shall take all actions necessary or reasonably requested by Agent to maintain and pursue (and not abandon) each application, to obtain the relevant registration and to maintain the registration of each Patent, Trademark and Copyright (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine in its good faith business judgment that such Patent, Trademark or Copyright is not material to the conduct of its business.
               (iii) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Agent thereof and shall provide such instruments, amended schedules, or other documents that the Agent may request, granting to Agent a Lien in the resulting commercial tort claim. Such Grantor shall, unless it shall determine in its good faith business judgment that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other reasonable actions as Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral. Such Grantor shall take all commercially reasonable steps necessary to defend itself against any Person accusing it of infringing any Person’s Intellectual Property.
          (d) Compliance with Terms of Accounts, etc. Such Grantor will perform and comply in all material respects with all obligations in respect of the Collateral and Excluded Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral and Excluded Collateral.
          (e) Further Identification of Collateral and Excluded Collateral. Such Grantor will, if requested by Agent, furnish to Agent, as often as Agent reasonably requests, statements and schedules further identifying and describing the Collateral and Excluded Collateral and such
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other reports in connection with the Collateral and Excluded Collateral as Agent reasonably may request, all in such detail as Agent may specify. Such Grantor shall promptly notify Agent in writing upon acquiring any interest hereafter in property that is of a type where a security interest or lien must be or may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.
          (f) Terminations; Amendments Not Authorized. Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in favor of Agent without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.
          (g) Use of Collateral. Such Grantor will do nothing to impair the rights of Agent in any of the Collateral. Except as provided in the Credit Agreement, such Grantor will not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any Account Debtor thereof or allow any credit or discount thereon (other than credits and discounts in the ordinary course of business).
          (h) Federal Claims. Such Grantor shall take such steps as may be necessary to comply with any applicable federal or state assignment of claims laws or other comparable laws if any Collateral constitutes a claim against the United States government, any state government or any instrumentality or agent thereof, the assignment of which is restricted by federal or state law.
     6. Bank Accounts; Collection of Accounts; Payments.
          (a) Upon the request by Agent, Agent and each Grantor shall enter into an Account Control Agreement with each financial institution at which such Grantor maintains any Deposit Account, including, without limitation, the respective Deposit Accounts set forth on Schedule V hereto (each such Deposit Account, and any other Deposit Account which from time to time hereafter shall be subject to an Account Control Agreement is herein referred to as a “Designated Deposit Account”). Each Account Control Agreement shall provide (unless otherwise agreed to by the parties thereto), among other things, that (i) all items of payment deposited in each Designated Deposit Account subject thereto shall be held by the applicable financial institution (each financial institution party to an Account Control Agreement is herein referred to as a “Designated Depositary Account Bank”), as agent or bailee-in-possession for Agent, on behalf of the Lender Parties, (ii) the Designated Depositary Account Bank executing such Account Control Agreement has no rights of offset or recoupment of any other claim against any Designated Deposit Account subject thereto, other than for customary payment of its services and other charges directly related to the administration of each such Designated Deposit Account and for returned checks or other returned items of payment, and (iii) solely to the extent permitted by the immediately following sentence, the applicable Designated Depositary Account Bank will transfer all amounts held or deposited from time to time in any such Designated Deposit Account as Agent may so direct in a written notice of sole control. With respect to Designated Deposit Accounts that are not used for collections (e.g., disbursement only deposit accounts), Agent agrees that (x) it will not deliver a notice of sole control to a Designated Depositary Account Bank as contemplated by the pertinent Account Control Agreement until
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such time as an Event of Default has occurred and is continuing, and (y) upon the waiver of any such Event of Default by Agent or Requisite Lenders, as the case may be, Agent will withdraw in writing any such notice of sole control previously delivered to a Designated Depositary Account Bank and take such other action as may be reasonably necessary to restore such Grantor’s right to access the pertinent Designated Deposit Account. Each Grantor hereby grants to Agent, for the benefit of the Lender Parties, a continuing lien upon, and security interest in, all Designated Deposit Accounts now or at any time hereafter established and/or maintained by such Grantor and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of any Designated Depositary Account Bank for deposit into a Designated Deposit Account, and such Grantor acknowledges and agrees that each Designated Depositary Account Bank shall act as Agent’s agent in connection therewith as may be required pursuant to the pertinent Account Control Agreement. No Grantor shall establish any Deposit Account with any financial institution unless, prior to such establishment, Agent, the applicable Grantor and such financial institution shall have entered into an Account Control Agreement.
          (b) Each Grantor shall establish lockbox or blocked accounts (collectively, “Blocked Accounts”) in such Grantor’s name with such banks as are reasonably acceptable to Agent (“Collecting Banks”), subject to an Account Control Agreement pursuant to which all Account Debtors shall directly remit all payments on Accounts and in which such Grantor will immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral and Excluded Collateral, in the identical form in which such payment was made, whether by cash or check. In addition, Agent, for the benefit of the Lender Parties, may establish one or more depository accounts at each Collecting Bank or at a centrally located bank in the name of Agent or such Grantor as customer (collectively, the “Concentration Accounts”). All amounts held or deposited from time to time in the Blocked Accounts held by such Collecting Bank shall be transferred on a daily basis to Agent (as Agent may direct) or any of the Concentration Accounts. Subject to the foregoing, each Grantor hereby agrees that all payments received by Agent or any Lender whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or Concentration Accounts or otherwise received by Agent or any Lender and whether on the Accounts or as proceeds of other Collateral or otherwise will be subject to a valid and perfected first priority security interest in favor of Agent, for the benefit of the Lender Parties. Each Grantor, and any of its Affiliates, employees, agents and other Persons acting for or in concert with such Grantor shall, acting as trustee for Agent and Lenders, receive any moneys, checks, notes, drafts or other payments relating to and/or constituting proceeds of Accounts or other Collateral or Excluded Collateral which come into the possession or under the control of such Grantor or any Affiliates, employees, agents, or other Persons acting for or in concert with such Grantor, and immediately upon receipt thereof, such Grantor or such Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account or other account subject to an Account Control Agreement.
          (c) If at any time a Collecting Bank is obligated to transfer to Agent or any Concentration Account all amounts held or deposited in the Blocked Accounts held by such Collecting Bank, no Grantor shall nor shall any such Grantor permit any Subsidiary to, accumulate or maintain cash in any disbursement or payroll account, as of any date, in an amount
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in excess of checks outstanding against such account as of such date and amounts necessary to meet minimum balance requirements.
          (d) Each Grantor shall close any of its Designated Deposit Accounts (and promptly establish replacement Designated Deposit Accounts with a Designated Depositary Account Bank) maintained with a Designated Depositary Account Bank which is the subject of a written notice from Agent that the creditworthiness of such Designated Depositary Account Bank or any of its affiliates is no longer reasonably acceptable to Agent, or that the operating performance, funds transfer or availability procedures or performance with respect to any Account Control Agreement of such Designated Depositary Account Bank is no longer acceptable in Agent’s reasonable judgment.
     7. Agent’s Appointment as Attorney-In-Fact.
     On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (the “Power of Attorney”) substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on Agent, for the benefit of the Lender Parties, under the Power of Attorney are solely to protect Agent’s interests (for the benefit of the Lender Parties) in the Collateral and the Excluded Collateral, and shall not impose any duty upon Agent or any Lender to exercise any such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
     8. Remedies; Rights Upon Default.
          (a) In addition to all other rights and remedies granted under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith (personally or through its agents or attorneys) enter upon the premises where any Collateral or Excluded Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent’s claim or action and may take possession of, collect, receive, assemble, process, appropriate, remove and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or otherwise dispose
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CapitalSource—Global Employment

of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. To facilitate the foregoing, Agent shall have the right to take possession of each Grantor’s original books and records, to obtain access to each Grantor’s data processing equipment, computer hardware and Software and to use all of the foregoing and the information contained therein in any manner which Agent deems appropriate. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on each Grantor’s premises or elsewhere and shall have the right to use such Grantor’s premises without charge for such time or times as Agent deems necessary or advisable.
     If any Event of Default shall have occurred and be continuing, each Grantor further agrees, at Agent’s request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Without limiting the foregoing, Agent shall also have the right to require that each Grantor store and keep any Collateral pending further action by Agent, and while Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition. Until Agent is able to effect a sale, lease, license or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent’s remedies (for the benefit of the Lender Parties), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any sale, lease, license, other disposition of, or any collection, recovery, receipt, or realization on, the Collateral to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral or Excluded Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters (provided that no such notice shall be required for Collateral that (i) is perishable, (ii) threatens to decline speedily in value, or (iii) is of a type customarily sold on a recognized market). Notwithstanding any such notice of sale, Agent shall not be obligated to make any sale of Collateral. In connection with any sale, lease, license or other disposition of Collateral, Agent may disclaim any warranties that might arise in connection therewith and Agent shall have no obligation to provide any warranties at such time. Each
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Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees or other expenses incurred by Agent or any Lender to collect such deficiency.
          (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
          (c) To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Agent (i) to fail to incur expenses deemed significant by Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or Excluded Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8(c) is to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in Agent’s exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8(c). Without limitation upon the foregoing, nothing contained in this Section 8(c) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8(c).
          (d) Neither Agent nor any Lender shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither Agent nor any Lender shall be required to marshal
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CapitalSource—Global Employment

the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses (other than indefeasible payment) it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.
     9. Grant of License to Use Property. For the purpose of enabling Agent to exercise rights and remedies under Section 8 hereof (including, without limiting the terms of Section 8 hereof, in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, lease, license, assign, give an option or options to purchase or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies after the occurrence and during the continuance of an Event of Default, each Grantor hereby grants to Agent, for the benefit of the Lender Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and an irrevocable license (exercisable without payment of rent or other compensation to such Grantor) to use and occupy all real estate owned or leased by such Grantor.
     10. Limitation on Agent’s and Lenders’ Duty in Respect of Collateral. Agent and each Lender shall use reasonable care with respect to the Collateral and Excluded Collateral, if any, in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral or Excluded Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral or Excluded Collateral in its possession if such Collateral and Excluded Collateral is accorded treatment substantially equal to that which it accords its own property. Agent shall not be liable or responsible for any loss or damage to any of the Collateral or Excluded Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other agent or bailee selected by Agent in good faith.
     11. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any
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payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     12. Expenses and Attorneys Fees. Without limiting each Grantor’s obligations under the Credit Agreement or the other Loan Documents, each Grantor jointly and severally agrees to promptly pay all (to the extent required by the Credit Agreement) fees, costs and expenses (including reasonable attorneys’ fees and expenses and allocated costs of internal legal staff) incurred in connection with (a) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (b) creating, perfecting, maintaining and enforcing Agent’s Liens and (c) collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of Collateral.
     13. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.
     14. Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.
     15. Termination of this Security Agreement. Subject to Section 11 hereof, this Security Agreement shall remain in full force and effect until payment in full in cash and performance of all of the Obligations, termination of the Commitments and all outstanding Letters of Credit and a release of all claims against Agent and the other Lender Parties, and so long as no suits, actions, proceedings, or claims are pending or threatened against any Indemnitee asserting any damages, losses or liabilities are indemnified liabilities hereunder or under the Credit Agreement, whereupon this Security Agreement shall terminate without further action on the part of any Person.
     16. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that no Grantor may assign its rights or obligations hereunder without the written consent of all Lenders. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of the Lender Parties, hereunder.
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     17. Counterparts. This Security Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts taken together shall constitute but one in the same instrument. This Security Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.
     18. Applicable Law. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.
     19. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Security Agreement for any other purposes or be given substantive effect.
     20. Benefit of the Lender Parties. All Liens granted or contemplated hereby shall be for the benefit of Agent, individually, and the other Lender Parties, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.
     21. Conflict. In the event of any conflict between any term, covenant or condition of this Security Agreement and any term, covenant or condition of the Credit Agreement, the provisions of the Credit Agreement shall control and govern.
     22. Joint and Several. The obligations, covenants and agreements of Grantors hereunder shall be the joint and several obligations, covenants and agreements of each Grantor.
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CapitalSource—Global Employment

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
GRANTORS:
GLOBAL EMPLOYMENT SOLUTIONS,
a Colorado corporation
GLOBAL EMPLOYMENT HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Howard Brill

Name:	Howard Brill
Title:	Chief Executive Officer and President

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TEMPORARY PLACEMENT SERVICE, INC.,
a Georgia corporation
SOUTHEASTERN PERSONNEL MANAGEMENT, INC.,
a Florida corporation
MAIN LINE PERSONNEL SERVICES, INC.,
a Pennsylvania corporation
FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC.,
a New York corporation
EXCELL PERSONNEL SERVICES CORPORATION,
an Illinois corporation
SOUTHEASTERN STAFFING, INC.,
a Florida corporation
BAY HR, INC.,
a Florida corporation
SOUTHEASTERN GEORGIA HR, INC.,
a Georgia corporation
SOUTHEASTERN STAFFING II, INC.,
a Florida corporation
SOUTHEASTERN STAFFING III, INC.,
a Florida corporation
SOUTHEASTERN STAFFING IV, INC.,
a Florida corporation
SOUTHEASTERN STAFFING V, INC.,
a Florida corporation
SOUTHEASTERN STAFFING VI, INC.,
a Florida corporation

By:	/s/ Howard Brill

Name:	Howard Brill
Title:	Executive Vice President

KEYSTONE ALLIANCE, INC., a Florida corporation

By:	/s/ Howard Brill

Name:	Howard Brill
Title:	President

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CapitalSource—Global Employment

AGENT:

CAPITALSOURCE FINANCE LLC, as Agent

By:	/s/ Albert Rocha

Name:	Albert Rocha

Title:	Senior Counsel

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CapitalSource—Global Employment

SCHEDULE I
to
SECURITY AGREEMENT
Filing Jurisdictions
The office of the Secretary of State of the State of Colorado
     Global Employment Solutions, Inc.
The office of the Secretary of State of the State of Delaware
     Global Employment Holdings, Inc.
The Florida Secured Transaction Registry of the State of Florida
     Bay HR, Inc.
     Keystone Alliance, Inc.
     Southeastern Personnel Management, Inc.
     Southeastern Staffing, Inc.
     Southeastern Staffing II, Inc.
     Southeastern Staffing III, Inc.
     Southeastern Staffing IV, Inc.
     Southeastern Staffing V, Inc.
     Southeastern Staffing VI, Inc.
The office of the clerk of the superior court of any county of the State of Georgia
     Southeastern Georgia HR, Inc.
     Temporary Placement Service, Inc.
The office of the Secretary of State of the State of Illinois
     Excell Personnel Services Corporation
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CapitalSource—Global Employment

The office of the Secretary of State of the State of New York
     Friendly Advanced Software Technology, Inc.
The office of the Secretary of the Commonwealth of the Commonwealth of Pennsylvania
     Main Line Personnel Services, Inc.
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CapitalSource—Global Employment

SCHEDULE II
to
SECURITY AGREEMENT
Capital Stock, Instruments, Documents, Chattel Paper
and Letter of Credit Rights
1)	Global Employment Holdings, Inc.
a)	Capital Stock
i)	100 shares of common stock of Keystone Alliance, Inc.

ii)	100 shares of common stock of Global Employment Solutions, Inc.
b)	Instruments, Documents, Letter of Credit Rights and Chattel Paper
i)	None
2)	Global Employment Solutions, Inc.
a)	Capital Stock
i)	1,000 shares of common stock of Excell Personnel Services Corporation

ii)	1,000 shares of common stock of Friendly Advanced Software Technology, Inc.

iii)	100 shares of common stock of Main Line Personnel Services, Inc.

iv)	2,000 shares of common stock of Southeastern Personnel Management, Inc.

v)	1,000 shares of common stock of Southeastern Staffing, Inc.

vi)	1,000 shares of common stock of Temporary Placement Service, Inc.
b)	Instruments, Documents, Letter of Credit Rights and Chattel Paper
i)	Promissory Note with Guaranty issued by Tommy Jenkins, Brasstown Dental Arts in the principal amount $30,115.72, dated January 15, 2007[1]

ii)	Promissory Note with Guaranty issued by Steve Simonds, d/b/a Right to Privacy Recycling, LLC, in the principal amount $13,867.48, dated December 1, 2004[2]

[1]	The note is issued by a customer of Temporary Placement Service, Inc. (“TPS”) but issued in the name of Global Employment Solutions, Inc. Borrower considers the note to be worthless.

[2]	The note is issued by a customer of TPS but issued in the name of Global Employment Solutions, Inc. Borrower considers the note to be worthless.
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CapitalSource—Global Employment

iii)	Promissory note issued by Chad Hill, d/b/a/ Realty Ready, in the principal amount $139,960.14, dated November 1, 2004[3]
3)	Southeastern Staffing, Inc.
a)	Capital Stock
i)	1,000 shares of common stock of Bay HR, Inc.

ii)	2,000 shares of common stock of Southeastern Georgia HR, Inc.

iii)	2,000 shares of common stock of Southeastern Staffing II, Inc.

iv)	2,000 shares of common stock of Southeastern Staffing III, Inc.

v)	2,000 shares of common stock of Southeastern Staffing IV, Inc.

vi)	2,000 shares of common stock of Southeastern Staffing V, Inc.

vii)	1,000 shares of common stock of Southeastern Staffing VI, Inc.
b)	Instruments, Documents, Letter of Credit Rights and Chattel Paper
i)	None.
4)	Temporary Placement Service, Inc.
a)	Capital Stock
i)	None
b)	Instruments, Documents, Letter of Credit Rights and Chattel Paper
i)	See Global Employment Solutions, Inc.

[3]	The note is issued by a customer of TPS but issued in the name of Global Employment Solutions, Inc. Borrower considers the note to be worthless.
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CapitalSource—Global Employment

SCHEDULE III
to
SECURITY AGREEMENT
Schedule of Organizational Identification, Offices,
Locations of Collateral, Excluded Collateral
and Records Concerning Collateral and Excluded Collateral, Identification of
Asset Purchases, Mergers and Prior Locations
I.	Each Grantor’s current name and prior official names during the past five years:

Current Name	Prior Names
Bay HR, Inc.	—
Excell Personnel Services Corporation	—
Friendly Advanced Software Technology, Inc.	—
Global Employment Holdings, Inc.	R&R Acquisition I, Inc. R&R Biotech Acquisition I, Inc.
Global Employment Solutions, Inc.	—
Keystone Alliance, Inc.	—
Main Line Personnel Services, Inc.	—
Southeastern Georgia HR, Inc.	Ogleburge Publishing, Inc.
Southeastern Personnel Management, Inc.	—
Southeastern Staffing, Inc.	—
Southeastern Staffing II, Inc.	—
Southeastern Staffing III, Inc.	—
Southeastern Staffing IV, Inc.	—
Southeastern Staffing V, Inc.	—
Southeastern Staffing VI, Inc.	—
Temporary Placement Service, Inc.	—
II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):
Each Grantor is a corporation.
III.	Organizational identification number issued by each Grantor’s state of incorporation or organization or a statement that no such number has been issued; state of organization or incorporation of each Grantor:
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CapitalSource—Global Employment

Grantor	Org. #	State
Bay HR, Inc.	P03000072205	FL
Excell Personnel Services Corporation	5450-972-3	IL
Friendly Advanced Software Technology, Inc.	None[4]	NY
Global Employment Holdings, Inc.	3805232	DE
Global Employment Solutions, Inc.	19981028215	CO
Keystone Alliance, Inc.	P06000125496	FL
Main Line Personnel Services, Inc.	216070	PA
Southeastern Georgia HR, Inc.	K414959	GA
Southeastern Personnel Management, Inc.	506946	FL
Southeastern Staffing, Inc.	F30734	FL
Southeastern Staffing II, Inc.	P03000004865	FL
Southeastern Staffing III, Inc.	P03000004863	FL
Southeastern Staffing IV, Inc.	P03000004866	FL
Southeastern Staffing V, Inc.	P03000004862	FL
Southeastern Staffing VI, Inc.	P03000004860	FL
Temporary Placement Service, Inc.	J306676	GA
VI.	Chief executive office and principal place of business of each Grantor:

Grantor	Office
Bay HR, Inc.	3350 Buschwood Park Drive, Suite 200 Tampa, FL 33618

Excell Personnel Services Corporation[5]	33 North Dearborn Street, Suite 400 Chicago, IL 60602

Friendly Advanced Software Technology, Inc.[6]	590 Fifth Avenue, 6th and 7th Floors New York, NY 10036

Global Employment Holdings, Inc.	10375 Park Meadows Dr., Suite 375 Lone Tree, CO 80124

Global Employment Solutions, Inc.	10375 Park Meadows Dr., Suite 375 Lone Tree, CO 80124

Keystone Alliance, Inc.	3350 Buschwood Park Drive, Suite 200 Tampa, FL 33618

Main Line Personnel Services, Inc.	100 Presidential Boulevard North, Suite 200 Bala Cynwyd, PA 19004

[4]	The State of New York does not issue organizational identification numbers.

[5]	The Grantor expects to move its chief executive office and principal place of business to 33 West Monroe Street Chicago, IL 60603 in April 2007.

[6]	This address is effective upon completion of the Closing Date Acquisition.
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CapitalSource—Global Employment

Grantor	Office
Southeastern Georgia HR, Inc.	3350 Buschwood Park Drive, Suite 200 Tampa, FL 33618

Southeastern Personnel Management, Inc.	3350 Buschwood Park Drive, Suite 200 Tampa, FL 33618

Southeastern Staffing, Inc.	3350 Buschwood Park Drive, Suite 200 Tampa, FL 33618

Southeastern Staffing II, Inc.	3350 Buschwood Park Drive, Suite 200 Tampa, FL 33618

Southeastern Staffing III, Inc.	3350 Buschwood Park Drive, Suite 200 Tampa, FL 33618

Southeastern Staffing IV, Inc.	3350 Buschwood Park Drive, Suite 200 Tampa, FL 33618

Southeastern Staffing V, Inc.	3350 Buschwood Park Drive, Suite 200 Tampa, FL 33618

Southeastern Staffing VI, Inc.	3350 Buschwood Park Drive, Suite 200 Tampa, FL 33618

Temporary Placement Service, Inc.	300 West Emory Street, Suite 205 Dalton, GA 30720
VII.	Other offices of each Grantor:

Name	Office
Friendly Advanced Software Technology, Inc.	700 Veterans Highway, Suite 220
Hauppauge, NY 11788

700 Lanidex Plaza
1st Floor
Parsippany, NJ 07054

1120 Connecticut Avenue NW,
Suite 270
Washington, DC 20036

2275 Research Blvd.
Suite 500
Rockville, MD 20850
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CapitalSource—Global Employment

Name	Office
202 Mamaroneck Avenue
White Plains, NY 10601

2929 East Commercial Boulevard,
Suite 500
Southeastern Staffing, Inc.	Fort Lauderdale, FL 33308

Temporary Placement Service, Inc.	3710 Old Milton Parkway, Suite
105
Alpharetta, GA 30005

One Midtown Plaza
1360 Peachtree Street, Suite 930
Atlanta, GA 30309

4210 Columbia Road 2A
Martinez, GA 30907

227 Plott Street
Blairsville, GA 30512

5415 Progress Court, Suites C & D
Braselton, GA 30517

4300 Buford Drive NE, 18A
Buford, GA 30518

207 West Belmont Drive
Calhoun, GA 30701

857 JFH Parkway
Cartersville, GA 30120

18B Barry Drive
White, GA 30184

2120 J Highway 76
Chatsworth, GA 30705

300 West Emery Street, Suites
100, 106, 108 and 202
Dalton, GA 30720

2514 E. Walnut Avenue, Suite
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CapitalSource—Global Employment

Name	Office
9
Dalton, GA 30720

978 South Main Street, Suite 101
Ellijay, GA 30540

195 Pearl Nix Parkway, Suite 6
Gainesville, GA 30504

3895 Cherokee Street, Suite 360
Kennesaw, GA 30144

101 E. Lafayette Square
Lafayette, GA 30728

4850 Sugarloaf Parkway, Suite 211
Lawrenceville, GA 30044

6135 Peachtree Parkway, Suite 103
Norcross, GA 30092

5436 Battlefield Parkway
Ringgold, GA 30736

180 Shorter Avenue
Rome, GA 30165

3558 Highway 138 SE
Stockbridge, GA 30281

107 Spring Street
Washington, GA 30673
VIII.	Warehouses, Consignees and Processors:
None.
IX.	Other premises at which Collateral or Excluded Collateral is stored or located:
c/o Sungard7

[7]	Off-site location for computer servers in facility run by Sungard.
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CapitalSource—Global Employment

500 East 84th Avenue, Suite E-5
Thornton, Colorado 80229
Iron Mountain8
P.O. Box 915004
Dallas, Texas 75391-5004
Iron Mountain9
121-B Kelsey Lane
Tampa, Florida 33619
Battlefield Storage10
137 Liberty Lane
Ringgold, Georgia 30736
All Seasons Self Storage11
1060 Vista Drive
Dalton, Georgia 30721
Augusta Sound12
634 South Old Belair Road
Grovetown, Georgia 30813
Statham Storage13
370 Sunset Drive
Statham, Georgia 30666
X.	Locations of records concerning Collateral and/or Excluded Collateral:
     See IX.

[8]	The provided address is the contact address of the entity operating the off-site facility at which Parent and Main Line Personnel Services, Inc. store their off-site files not needed in the day-to-day operations, including payroll files, human resources, tax information, accounts payable, etc.

[9]	The provided address is the contact address of the entity operating the off-site facility at which Southeastern Staffing, Inc. stores all its and its subsidiaries off-site files not needed in the day-to-day operations, including payroll files, human resources, tax information, accounts payable, etc.

[10]	The provided address is the contact address of the entity operating the off-site facility at which TPS stores off-site files related to payroll.

[11]	The provided address is the contact address of the entity operating the off-site facility at which TPS stores off-site files not needed in the day-to-day operations, including files related to accounting, payroll, billing, and accounts receivable and miscellaneous files.

[12]	The provided address is the contact address of the entity operating the off-site facility at which TPS stores off-site miscellaneous files and furniture not needed in the day-to-day operations.

[13]	The provided address is the contact address of the entity operating an off-site facility that TPS uses for temporary storage of miscellaneous files and equipment, such as computers and a copy machine. not needed in the day-to-day operations.
Security Agreement
CapitalSource—Global Employment

XI.	Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

•	The Closing Date Acquisition.

XII.	Description of all mergers during the past five years that each Grantor has been a party to:

•	In connection with the recapitalization of Borrower and effective on or about April 10, 2006, Borrower was the surviving entity of a merger with Global Merger Corp, a Colorado corporation. Global Merger Corp was a subsidiary of Parent and was created for the sole purpose of merging into Borrower at the time of the closing of the recapitalization.

•	While named Michaels & Associates, Inc. and effective on or about 4/1/2004, Temporary Placement Service, Inc. was the surviving entity of a merger with Temporary Placement Service, Inc., a Georgia corporation. In connection with the merger Michaels & Associates, Inc. changed its name to Temporary Placement Service, Inc.

XIII.	List of all prior locations of each Grantor during the past five years:

Grantor	Office
Bay HR, Inc.	1120 Pinellas Bayway, Suite 208 St. Petersburg, FL 33701 225 West Busch Boulevard Tampa, FL 33612

Friendly Advanced Software Technology, Inc.	700 Veterans Highway, Suite 220 Hauppauge, NY 11788 1383 Veterans Hwy, Suite 32 Hauppauge, NY 11788

Global Employment Holdings, Inc.	9090 Ridgeline Boulevard, Suite 205 Littleton CO 80129 c/o Kirk M. Warshaw 47 School Street Chatham, NJ 07928

Global Employment Solutions, Inc.	9090 Ridgeline Boulevard, Suite 205 Littleton CO 80129
Security Agreement
CapitalSource—Global Employment

Grantor	Office
801 West Mineral Avenue Littleton, CO 80129 215 Union Boulevard, Suite 400 Lakewood, CO 80228 14142 Denver West Parkway, Suite 350 Golden, CO 80401

Southeastern Georgia HR, Inc.	225 West Busch Boulevard Tampa, FL 33612

Southeastern Personnel Management, Inc.	225 West Busch Boulevard Tampa, FL 33612

Southeastern Staffing, Inc.	225 West Busch Boulevard Tampa, FL 33612 3000 North East 30th Place, Suite 100 Ft. Lauderdale, FL 33306
Security Agreement
CapitalSource—Global Employment

SCHEDULE IV
to
SECURITY AGREEMENT
Motor Vehicles
     None.
Security Agreement
CapitalSource—Global Employment

SCHEDULE V
to
SECURITY AGREEMENT
Designated Deposit Accounts

Bank	Grantor	Account #	Purpose of Account
Bank of America	Southeastern Staffing, Inc. / Borrower	Confidential treatment requested; the omitted information has been filed separately with the Securities and Exchange Commission	Commercial payroll
	Borrower		Professional payroll

	Borrower		Internal payroll

	Borrower		Master cash account

	Borrower		Accounts payable

	Borrower		Career Blazers contingency ACH & wire
	Borrower		Philadelphia blocked lockbox account
	Borrower		Chicago blocked lockbox account
	Borrower		Georgia blocked lockbox account
	Borrower		Career Blazers New York blocked lockbox account
	Southeastern Staffing, Inc.		Master cash account

	Southeastern Staffing, Inc.		Depository account

	Southeastern Staffing, Inc.		ACH account

	Southeastern Staffing, Inc.		Payroll account

	Southeastern Staffing, Inc.		Internal staff payroll

	Southeastern Staffing, Inc.		Operating account
Security Agreement
CapitalSource—Global Employment

Bank	Grantor	Account #	Purpose of Account
Wells Fargo	Borrower	Confidential treatment requested; the omitted information has been filed separately with the Securities and Exchange Commission	Master cash account

	Borrower		Restricted lockbox

	Borrower		Accounts payable

	Borrower		Payroll

	Southeastern Staffing, Inc.		Accounts payable/Operating account
	Southeastern Staffing, Inc.		Garnishments

Sun Trust	Borrower		Master cash account

	Temporary Placement Service, Inc.		Payroll (not used)

	Temporary Placement Service, Inc.		Payroll

	Southeastern Staffing, Inc.		Direct deposit & ACH receipts

	Southeastern Staffing, Inc.		Leased employee payroll

	Southeastern Staffing, Inc.		Internal payroll

	Southeastern Staffing, Inc.		Customer cash deposits

	Southeastern Staffing, Inc.		Accounts payable/Operating account

	Southeastern Staffing, Inc.		Garnishments

HSBC	Borrower		New York payroll
Security Agreement
CapitalSource—Global Employment

Bank	Grantor	Account #	Purpose of Account
First Trust	Borrower	Confidential treatment requested; the omitted information has been filed separately with the Securities and Exchange Commission	Philadelphia payroll

Wachovia	Friendly Advanced Software Technology, Inc.		Restricted lockbox

	Friendly Advanced Software Technology, Inc.		Accounts payable

	Friendly Advanced Software Technology, Inc.		Payroll

	Friendly Advanced Software Technology, Inc.		Payroll

	Friendly Advanced Software Technology, Inc.		Flexible spending account

BB&T	Southeastern Staffing, Inc.		Florida Keys/North Carolina payroll
Security Agreement
CapitalSource—Global Employment

SCHEDULE VI
to
SECURITY AGREEMENT
Commercial Tort Claims
     None.
Security Agreement
CapitalSource—Global Employment

EXHIBIT A
POWER OF ATTORNEY
     This Power of Attorney is executed and delivered by each of the undersigned (each a “Grantor” and collectively, the “Grantors”), to CAPITALSOURCE FINANCE LLC (hereinafter referred to as “Attorney”), as Agent for the benefit of the Lender Parties, under that certain Credit Agreement and that certain Security Agreement (the “Security Agreement”), both dated as of                     , 2007, and other related documents (the “Loan Documents”). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and each Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by any Grantor without Attorney’s written consent.
     Each Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as such Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or advisable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, each Grantor hereby grants to Attorney the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, and, subject to the terms of the Security Agreement, at any time (except as provided below), to do the following: (a) during the existence of an Event of Default, change the mailing address of such Grantor, open a post office box on behalf of such Grantor, open mail for such Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of such Grantor; (b) effect any repairs to any asset of such Grantor, or continue to obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against such Grantor or its property; (d) defend any suit, action or proceeding brought against such Grantor if such Grantor does not defend such suit, action or proceeding or if Attorney reasonably believes that such Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) during the existence of an Event of Default, file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to such Grantor whenever payable and to enforce any other right in respect of such Grantor’s property; (f) during the
Security Agreement
CapitalSource—Global Employment

1

existence of an Event of Default, cause the certified public accountants then engaged by such Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney’s request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory, if any; (g) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of such Grantor in and under the contract and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without such Grantor’s signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Grantor’s name such financing statements and amendments thereto and continuation statements which may require such Grantor’s signature; (i) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to collateral subject to the Loan Documents and to otherwise direct such sale or resale; (j) during the existence of an Event of Default, exercise the rights of such Grantor with respect to the obligation of all account debtors to make payment or otherwise render performance to such Grantor; (k) during the existence of an Event of Default, exercise the rights of such Grantor to, and take any and all actions that Attorney deems appropriate to realize the benefit of, any Intellectual Property; and (l) during the existence of an Event of Default, assert any claims such Grantor may have, from time to time, against any other party to any contract to which such Grantor is a party and to otherwise exercise any right or remedy of such Grantor thereunder all as though Attorney were the absolute owner of the property of such Grantor for all purposes, and to do, at Attorney’s option and such grantor’s expense, at any time or from time to time (except as provided above), all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon such Grantor’s property or assets and Attorney’s liens thereon, all as fully and effectively as such Grantor might do. Each Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.
[remainder of page intentionally left blank; signature pages follow]
Security Agreement
CapitalSource—Global Employment

2

     IN WITNESS WHEREOF, this Power of Attorney is executed by each Grantor pursuant to the authority of its managers or board of directors, as applicable, this ___th day of                     , 2007.
GRANTORS:
GLOBAL EMPLOYMENT SOLUTIONS,
a Colorado corporation
GLOBAL EMPLOYMENT HOLDINGS, INC.,
a Delaware corporation

By:

Name:	Howard Brill
Title:	Chief Executive Officer and President

[signatures continue on next page]
Security Agreement
CapitalSource—Global Employment

S-1

TEMPORARY PLACEMENT SERVICE, INC.,
a Georgia corporation
SOUTHEASTERN PERSONNEL MANAGEMENT, INC.,
a Florida corporation
MAIN LINE PERSONNEL SERVICES, INC.,
a Pennsylvania corporation
FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC.,
a New York corporation
EXCELL PERSONNEL SERVICES CORPORATION,
an Illinois corporation
SOUTHEASTERN STAFFING, INC.,
a Florida corporation
BAY HR, INC.,
a Florida corporation
SOUTHEASTERN GEORGIA HR, INC.,
a Georgia corporation
SOUTHEASTERN STAFFING II, INC.,
a Florida corporation
SOUTHEASTERN STAFFING III, INC.,
a Florida corporation
SOUTHEASTERN STAFFING IV, INC.,
a Florida corporation
SOUTHEASTERN STAFFING V, INC.,
a Florida corporation
SOUTHEASTERN STAFFING VI, INC.,
a Florida corporation
KEYSTONE ALLIANCE, INC.,
a Florida corporation

By:

Name:	Howard Brill
Title:	Executive Vice President
Security Agreement
CapitalSource—Global Employment

S-2

NOTARY PUBLIC CERTIFICATE
     On this ___day of                     , 2007,                                          , who is personally known to me,appeared before me in his capacity as the                                                              , of                                                                                   (the “Grantor”) and executed on behalf of such Grantor the Power of Attorney in favor of CapitalSource Finance LLC, as Agent, to which this Certificate is attached.

Notary Public
Security Agreement
CapitalSource—Global Employment

1